EXHIBIT 99.1

General Employment to Present on June 7th 2016 at Baird Investor Conference

Management Will Conduct One-on-One Meetings and Discuss Growth Strategy

NAPERVILLE, IL--(Marketwired – May 25, 2016) - General Employment Enterprises, Inc. ("the Company" or "General Employment") (NYSE MKT: JOB), a provider of professional staffing services and solutions, today announced that the Company will present at the Robert W. Baird Global Consumer, Technology & Services Conference at the J.W. Marriott Essex House in New York City to be held Tuesday, June 7th - Thursday, June 9th. Represented sectors at the Baird Conference will include Business Process Outsourcing, Business Services, Communications, Consumer/Retail, Facility Services, Healthcare Information Technology, Hotel Brands, Human Capital Technology & Solutions, Industrial Services, Information & Education Solutions, Internet, SaaS, Semiconductor, Software and Technology. The conference gives unparalleled access to senior executives who will share insight in formal presentations, smaller breakout sessions and 1-1 meetings with investors.

The Company will present on Tuesday, June 7, from 1:25 to 1:55pm EST at the J.W. Marriott Essex House in New York City. General Employment's management will be available for one-on-one meetings during the conference. Derek Dewan, Chairman and CEO, will present and will provide the investment community with an overview of the Company's aggressive internal and external growth strategy, an update on the operations, current financial position and value proposition. The presentation will be available on the General Employment website at www.genp.com.

About General Employment Enterprises, Inc.

General Employment Enterprises, Inc. was incorporated in the State of Illinois in 1962, is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and light industrial staffing services through the names of General Employment, Access Data Consulting, Agile Resources, Ashley Ellis, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, General Employment, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR).

About Robert W. Baird:

For more than 95 years, Robert W. Baird has been a strong, stable and trusted financial partner across generations and through many market cycles. Baird is a leading middle-market focused global investment bank serving the M&A, equity financing and debt advisory needs of its clients which include individuals, families, businesses and communities across the United States as well as institutional clients around the globe. It delivers investment banking and advisory services from more than 100 offices on three continents. Baird is an employee-owned, fully independent company and one of FORTUNE's "100 Best Companies to Work For" in 2015 -- its twelfth consecutive year on the list.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections, pro forma financial information and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain or are prefaced by words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site athttp://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

General Employment Enterprises, Inc.
Andrew J. Norstrud
813.803.8275
invest@genp.com